Exhibit 99.1

Grocery Outlet Holding Corp. Announces Leadership Updates

Paul Miller Rejoins Grocery Outlet as Chief Purchasing and Merchandising Officer

Ian Ferry Promoted to Chief Financial Officer

Company Affirms Second Quarter and Fiscal 2026 Outlook

EMERYVILLE, Calif., June 9, 2026 (GLOBE NEWSWIRE) – Grocery Outlet Holding Corp. (NASDAQ: GO) (“Grocery Outlet” or the “Company”) today announced the appointments of Paul Miller as Executive Vice President, Chief Purchasing and Merchandising Officer, and Ian Ferry as Executive Vice President and Chief Financial Officer, both effective as of June 9, 2026. These executive appointments support the Company’s continued efforts to restore long-term profitable growth and strengthen its operational foundation. Paul Miller, a former key executive in the Company’s purchasing organization, returns to lead the Company’s integrated purchasing and merchandising organization, succeeding Matt Delly, who will depart the Company. Ian Ferry is being promoted from his current role as Senior Vice President, Strategic Finance, Investor Relations and Treasurer, to succeed Chris Miller, who is retiring and will remain with the Company through June 26, 2026, to support the transition.

In conjunction with the leadership announcements, the Company also affirms its financial outlook for the second quarter and fiscal year 2026 originally provided on May 13, 2026.

“Having worked alongside Paul for many years, I can say without hesitation that he is one of the most talented merchants and leaders in Grocery Outlet’s history,” said Eric Lindberg, Chairman of the Board of Directors. “Paul played a central role in building the company’s opportunistic buying organization, supplier relationships, and treasure hunt experience that have become defining competitive advantages for Grocery Outlet. He combines exceptional merchant instincts with outstanding leadership, earning respect across our organization and throughout the supplier community. As we continue strengthening performance and sharpening our competitive differentiation, Paul’s return reinforces one of the foundational strengths of our business, and I am thrilled to welcome him back to the executive team.”

“As we strengthen Grocery Outlet and continue our efforts to restore sustainable, profitable growth, we are fortunate to add two proven and accomplished leaders to our executive leadership team,” said Jason Potter, President and Chief Executive Officer of Grocery Outlet. “Paul has been supporting our recent efforts to sharpen our focus on opportunistic product in an advisory capacity, and we are delighted to welcome him back to Grocery Outlet on a full-time basis. Few people understand the art and science of opportunistic buying at scale better than Paul. His return reflects our commitment to strengthening the treasure hunt experience that differentiates Grocery Outlet and creates value for our customers.”

Mr. Potter continued, “Ian has quickly become a trusted strategic partner to our executive team. His combination of operating discipline, financial expertise, capital management experience and strategic focus has already helped advance several of our most important initiatives. Ian understands our business, our opportunities, and the actions required to create long-term shareholder value, making him an ideal fit for our next Chief Financial Officer.

“I would like to thank Chris and Matt for their many contributions to Grocery Outlet. Chris has been a valued partner during an important transition period for our company, helping strengthen our financial organization and supporting key operational initiatives. Matt has brought energy, leadership and strategic thinking to our purchasing and merchandising organizations, helping position the business for future success.”

Paul Miller

Paul Miller is a 25+ year Grocery Outlet veteran who most recently served as Senior Vice President, Purchasing, until his retirement in 2024. Mr. Miller was a key member of Grocery Outlet’s executive team during one of the most successful periods in the Company’s history, helping build and scale its opportunistic buying capabilities and supporting growth. Mr. Miller has recently served as an advisor to the Company focused on strengthening Grocery Outlet’s treasure hunt experience and reinforcing the opportunistic sourcing model that differentiates the brand.

“Grocery Outlet has always thrived when we stay focused on our core competency: delivering deeply discounted, opportunistic product to value-seeking customers,” said Mr. Miller. “I’m excited to work with this executive team on delivering our next chapter of growth and honored to lead the most entrepreneurial merchants in America.”

Ian Ferry

Ian Ferry previously served as Senior Vice President, Strategic Finance, Investor Relations and Treasurer. Since joining Grocery Outlet in 2025, he has led the Company’s FP&A, Treasury, Investor Relations and Strategic Finance functions and worked closely with the executive leadership team and Board on key value creation initiatives, including store portfolio optimization, capital allocation, financial planning and investor communications. Prior to joining Grocery Outlet, Mr. Ferry spent more than two decades in finance and investing, advising management teams and boards on capital allocation, financial strategy, governance and shareholder value creation, including as a senior investment leader and partner at Jackson Square Partners and in investment roles at Fidelity Management & Research and HarbourVest Partners.

“I am honored to serve as the company’s next Chief Financial Officer,” said Mr. Ferry. “Grocery Outlet has a differentiated business model, an exceptional team and a significant opportunity to create value for customers, independent operators, employees and shareholders. I look forward to working closely with Jason, our leadership team and Board as we continue strengthening the business, investing in growth and executing our long-term strategy.”

Forward-Looking Statements:

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release other than statements of historical fact, including statements regarding our future operating results and financial position, our business strategy and plans, our ability to drive long-term value and business and market trends may constitute forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "outlook," "plan," "project," "seek," "will," and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements, including the following: failure of suppliers to consistently supply the Company with opportunistic products at attractive pricing; inability to successfully identify trends and maintain a consistent level of opportunistic products or general inventory; failure to maintain or increase comparable store sales; delay or disruption in funding of benefits provided under government-funded assistance programs, such as the Supplemental Nutrition Assistance Program; any significant disruption to our distribution network, the operations, technology and capacity of our distribution centers and our timely receipt of inventory; risks associated with newly opened stores; risks associated with our growth strategy, including opening, relocating or remodeling stores on schedule and on budget, as well as the revised near-term new store growth strategy as reflected in the restructuring plan adopted in fiscal 2025 (the “Restructuring Plan”) and the Optimization Plan adopted in the first quarter of fiscal 2026 (the “Optimization Plan”); risks associated with our store refresh initiatives, including that such efforts do not lead to improvements in operating results or are more costly to implement than we anticipate; financial and operating impacts associated with our Optimization Plan; risks related to our plan to operate certain newly opened stores as Company-operated stores; inflation, tariffs and other changes affecting the market prices of the products we sell; failure to maintain our reputation and the value of our brand, including protecting our intellectual property; inability to maintain sufficient levels of cash flow from our operations to fund our growth strategy; risks associated with leasing substantial amounts of space; inability to attract, train and retain highly qualified employees or the loss of executive officers or other key personnel; costs and successful implementation of marketing, advertising and promotions; natural or man-made disasters, climate change, power outages, major health epidemics, pandemic outbreaks, terrorist acts, global political events or other serious catastrophic events and the concentration of our business operations; unexpected costs and negative effects if we incur losses not covered by our insurance program; difficulties associated with labor relations and shortages; failure to participate effectively in the growing online retail marketplace; failure to properly integrate or achieve the expected benefits of any acquired businesses; risks associated with economic conditions; risks associated with uncertainty and changes in U.S. trade policies, including tariffs; competition in the retail food industry; movement of consumer trends toward private labels and away from name-brand products; risks associated with deploying our own private label brands; inability to attract and retain qualified independent operators of the Company ("IOs"); failure of the IOs to successfully manage their business; failure of the IOs to repay notes outstanding to the Company; inability of the IOs to avoid excess inventory shrink; any loss or changeover of an IO; legal proceedings initiated against the IOs; legal challenges to the IO/independent contractor business model; failure to maintain positive relationships with the IOs; risks associated with actions the IOs could take that could harm our business; material disruption to information technology systems, including risks associated from our technology initiatives or third-party security breaches or other disruptions; failure to maintain the security of information we hold, including relating to personal information or payment card data; risks associated with products we and our IOs sell; risks associated with laws and regulations generally applicable to retailers; legal or regulatory proceedings; our substantial indebtedness could affect our ability to operate our business, react to changes in the economy or industry or pay debts and meet obligations; restrictive covenants in our debt agreements may restrict our ability to pursue our business strategies, and failure to comply with any of these restrictions could result in acceleration of our debt; risks associated with tax matters; changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters; and the other factors discussed under "Risk Factors" in our most recent annual report on Form 10-K and in other subsequent reports we file with the United States Securities and Exchange Commission (the "SEC"). Our periodic filings are accessible on the SEC's website at www.sec.gov.

About Grocery Outlet:

Based in Emeryville, California, Grocery Outlet is a growth-oriented extreme value retailer of quality, name-brand consumables and fresh products sold primarily through a network of independently operated stores. Grocery Outlet and its subsidiaries have more than 540 stores in California, Washington, Oregon, Pennsylvania, Tennessee, Nevada, Idaho, North Carolina, Maryland, Ohio, Georgia, Virginia, New Jersey, Alabama, Delaware and Kentucky.

INVESTOR RELATIONS CONTACTS:

Ian Ferry

(510) 244-3703

iferry@cfgo.com

Ron Clark

(646) 776-0886

GroceryOutlet@ellipsista.com